EXHIBIT 99.1

Alignment Healthcare Reports Fourth Quarter and Full-Year 2023 Results; Provides Full-Year 2024 Financial Guidance

  Reports $1.82 billion in total revenue for full-year 2023 and 119,200 health plan members at year end, up 27.2% and 21.1% year-over-year respectively
  Records strong health plan membership growth after annual enrollment period, up 44% year-over-year as of Jan. 1
  Reiterates 2024 year-end health plan membership outlook of 162,000-164,000, representing 37% growth year-over-year, and adjusted EBITDA breakeven at the midpoint of the outlook ranges

ORANGE, Calif., Feb. 27, 2024 (GLOBE NEWSWIRE) -- Alignment Healthcare, Inc. (NASDAQ: ALHC), today reported financial results for its fourth quarter and full year ended Dec. 31, 2023.

“Alignment Healthcare is built to thrive in the current Medicare Advantage market with our clinical framework and data-driven operations,” said John Kao, founder and CEO. “I am confident that the investments we have made to strengthen our visibility and control over medical costs and the member experience will continue to bolster growth in 2024 and beyond.”

Fourth Quarter 2023 Financial Highlights
All comparisons, unless otherwise noted, are to the three months ended Dec. 31, 2022.

  Health plan membership at the end of the quarter was approximately 119,200, up 21.1% year over year
  Total revenue was $465.4 million, up 28.6% year over year
  Health plan premium revenue of $459.0 million represented 27.5% growth year over year
  Adjusted gross profit was $49.2 million and loss from operations was ($41.9) million
    Adjusted gross profit excludes depreciation and amortization of $5.9 million and selling, general, and administrative expenses of $83.7 million (which includes $14.1 million of equity-based compensation). Adjusted gross profit also excludes an additional $1.5 million of equity-based compensation recorded within medical expenses
    Medical benefits ratio based on adjusted gross profit was 89.4%
  Adjusted EBITDA was ($19.7) million and net loss was ($47.2) million

Full Year 2023 Financial Highlights
All comparisons, unless otherwise noted, are to the twelve months ended Dec. 31, 2022.

  Total revenue was $1,823.6 million, up 27.2% year over year
  Health plan premium revenue of $1,800.9 million represented 25.8% growth year over year
  Adjusted gross profit was $208.8 million and loss from operations was ($127.8) million
    Adjusted gross profit excludes depreciation and amortization of $21.7 million and selling, general, and administrative expenses of $307.4 million (which includes $59.3 million of equity-based compensation). Adjusted gross profit also excludes an additional $7.5 million of equity-based compensation recorded within medical expenses
    Medical benefits ratio based on adjusted gross profit was 88.5%
  Adjusted EBITDA was ($35.3) million and net loss was ($148.2) million
  As of Dec. 31, 2023, total cash was $202.9 million, and debt was $165.0 million (excluding unamortized debt issuance costs)

Adjusted Gross Profit is reconciled as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
(dollars in thousands)
Loss from operations	$(41,913)	$(52,106)	$(127,817)	$(128,639)
Add back:
Equity-based compensation (medical expenses)	1,517	2,377	7,541	9,128
Depreciation (medical expenses)	60	64	254	213
Depreciation and amortization	5,801	4,687	21,414	17,273
Selling, general, and administrative expenses	83,737	83,228	307,433	295,646
Total add back	91,115	90,356	336,642	322,260
Adjusted gross profit	$49,202	$38,250	$208,825	$193,621
Medical benefit ratio	89.4%	89.4%	88.5%	86.5%

Adjusted EBITDA is reconciled as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
(dollars in thousands)
Net loss	$(47,231)	$(56,995)	$(148,173)	$(149,639)
Less: Net loss attributable to noncontrolling interest	22	92	156	92
Adjustments:
Interest expense	5,484	4,793	21,231	18,289
Depreciation and amortization	5,861	4,751	21,668	17,486
Income taxes	(24)	172	(22)	339
Equity-based compensation(1)	15,652	22,885	66,835	81,718
Transaction-related expenses(2)	—	—	—	579
Acquisition expenses(3)	216	548	977	1,614
Litigation costs and settlement (4)	348	—	2,298	—
(Gain) loss on right of use assets (5)	—	102	(289)	611
Loss on extinguishment of debt	—	—	—	2,196
Adjusted EBITDA	$(19,672)	$(23,652)	$(35,319)	$(26,715)

(1)	Represents equity-based compensation related to grants made in the applicable year, as well as equity-based compensation related to the timing of the IPO, which includes previously issued stock appreciation rights ("SARs") liability awards, modifications related to transaction vesting units, and grants made in conjunction with the IPO.
(2)	Represents legal, professional, accounting and other advisory fees related to a secondary offering that are considered nonrecurring and non-capitalizable.
(3)	Represents acquisition-related fees, such as legal and advisory fees, that are non-capitalizable.
(4)	Represents litigation costs considered outside of the ordinary course of business based on the following considerations which we assess regularly: (i) the frequency of similar cases that have been brought to date, or are expected to be brought within two years, (ii) complexity of the case, (iii) nature of the remedies sought, (iv) litigation posture of the Company, (v) counterparty involved, and (vi) the Company's overall litigation strategy. This includes (a) $0.1 million in legal fees and a $0.9 million reserve for settlement related to a wage and hour class action lawsuit and (b) $1.1 million in legal fees related to legal action initiated by the Company seeking injunctive relief prohibiting member solicitation in violation of CMS regulations. Refer to Note 12, "Commitments and Contingencies" in our consolidated financial statements for more information regarding certain related litigation.
(5)	Represents gain or loss related to right of use (‘ROU”) assets that were terminated or subleased in the respective period.

Outlook for First Quarter and Fiscal Year 2024

	Three Months Ending March 31, 2024		Twelve Months Ending December 31, 2024
$ Millions	Low	High	Low	High
Health Plan Membership	157,000	159,000	162,000	164,000
Revenue	$590	$600	$2,380	$2,410
Adjusted Gross Profit(1)	$52	$58	$275	$310
Adjusted EBITDA(2)	($19)	($13)	($15)	$15

  Adjusted gross profit is a non-GAAP financial measure that is presented as supplemental disclosure, that we define as loss from operations before depreciation and amortization, clinical equity-based compensation expense, and selling, general, and administrative expenses. We cannot reconcile our estimated ranges for adjusted gross profit to loss from operations, the most directly comparable GAAP measure, and cannot provide estimated ranges for loss from operations, without unreasonable efforts because of the uncertainty around certain items that may impact loss from operations, including equity-based compensation expense and depreciation and amortization, that are not within our control or cannot be reasonably predicted.
  Adjusted EBITDA is a non-GAAP financial measure that is presented as supplemental disclosure, that we define as net loss before interest expense, income taxes, depreciation and amortization expense, transaction-related expenses, acquisition expenses, certain litigation costs and settlements, gains or losses on ROU assets, equity-based compensation expense, and loss on extinguishment of debt. We cannot reconcile our estimated ranges for Adjusted EBITDA to net loss, the most directly comparable GAAP measure, and cannot provide estimated ranges for net loss, without unreasonable efforts because of the uncertainty around certain items that may impact net loss, including equity-based compensation expense and depreciation and amortization, that are not within our control or cannot be reasonably predicted.

Conference Call Details
The company will host a conference call at 5:30 p.m. EDT today to discuss these results and management’s outlook for future financial and operational performance. A live audio webcast along with supplemental financial information will be available online at https://ir.alignmenthealth.com/. At the start of the conference call, participants may access the webcast at the following link: https://edge.media-server.com/mmc/p/qz3mqmh6. A replay of the call will be available via webcast for on-demand listening shortly after the completion of the call, at the same web links, and will remain available for approximately 12 months.

About Alignment Health
Alignment Health is championing a new path in senior care that empowers members to age well and live their most vibrant lives. A consumer brand name of Alignment Healthcare (NASDAQ: ALHC), Alignment Health offers more than 50 benefits-rich, value-driven Medicare Advantage plans that serve 53 counties across six states. The company partners with nationally recognized and trusted local providers to deliver coordinated care, powered by its customized care model, 24/7 concierge care team and purpose-built technology, AVAⓇ. Based in California, the company’s mission-focused team makes high-quality, low-cost care a reality for members every day. As it expands its offerings and grows its national footprint, Alignment upholds its core values of leading with a serving heart and putting the senior first. For more information, visit www.alignmenthealth.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding our future growth and our financial outlook for the first quarter ending March 31, 2024 and year ending December 31, 2024. Forward-looking statements are subject to risks and uncertainties and are based on assumptions that may prove to be inaccurate, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to attract new members and enter new markets, including the need for certain governmental approvals; our ability to maintain a high rating for our plans on the Five Star Quality Rating System; our ability to develop and maintain satisfactory relationships with care providers that service our members; risks associated with being a government contractor; changes in laws and regulations applicable to our business model; risks related to our indebtedness, including the potential for rising interest rates; changes in market or industry conditions and receptivity to our technology and services; results of litigation or a security incident; and the impact of shortages of qualified personnel and related increases in our labor costs. For a detailed discussion of the risk factors that could affect our actual results, please refer to the risk factors identified in our Annual Report on Form 10-K for the year ended December 31, 2023, and the other periodic reports we file with the SEC. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update or revise this information unless required by law.

Consolidated Balance Sheets
(in thousands, except par value and share amounts)

	December 31, 2023	December 31, 2022
Assets
Current Assets:
Cash and cash equivalents	$202,904	$409,549
Accounts receivable (less allowance for credit losses of $0 at December 31, 2023 and 2022)	119,749	92,890
Prepaid expenses and other current assets	44,970	42,107
Investments - current	115,914	—
Total current assets	483,537	544,546
Property and equipment, net	51,901	37,169
Right of use asset, net	9,959	5,825
Goodwill	34,826	34,810
Intangible Assets, net	5,252	5,478
Other assets	6,405	6,035
Total assets	$591,880	$633,863
Liabilities and Stockholders' Equity
Current Liabilities:
Medical expenses payable	$205,399	$170,135
Accounts payable and accrued expenses	23,511	32,288
Accrued compensation	34,112	27,538
Total current liabilities	263,022	229,961
Long-term debt, net of debt issuance costs	161,813	160,902
Long-term portion of lease liabilities	8,974	3,698
Total liabilities	433,809	394,561
Commitments and Contingencies
Stockholders' Equity:
Preferred stock, $.001 par value; 100,000,000 shares authorized as of December 31, 2023 and 2022; no shares issued and outstanding as of December 31, 2023 and 2022	—	—
Common stock, $.001 par value; 1,000,000,000 shares authorized as of December 31, 2023 and December 31, 2022; 188,951,643 and 187,280,015 shares issued and outstanding as of December 31, 2023 and December 31, 2022, respectively	189	187
Additional paid-in capital	1,037,015	970,180
Accumulated deficit	(880,258)	(732,241)
Total Alignment Healthcare, Inc. stockholders' equity	156,946	238,126
Noncontrolling interest	1,125	1,176
Total stockholders' equity	158,071	239,302
Total liabilities and stockholders' equity	$591,880	$633,863

Consolidated Statements of Operations
(in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Revenues:
Earned premiums	$459,009	$360,100	$1,800,933	$1,431,550
Other	6,378	1,711	22,697	2,609
Total revenues	465,387	361,811	1,823,630	1,434,159
Expenses:
Medical expenses	417,762	326,002	1,622,600	1,249,879
Selling, general, and administrative expenses	83,737	83,228	307,433	295,646
Depreciation and amortization	5,801	4,687	21,414	17,273
Total expenses	507,300	413,917	1,951,447	1,562,798
Loss from operations	(41,913)	(52,106)	(127,817)	(128,639)
Other expenses:
Interest expense	5,484	4,793	21,231	18,289
Other expenses (income)	(142)	(76)	(853)	176
Loss on extinguishment of debt	—	—	—	2,196
Total other expenses	5,342	4,717	20,378	20,661
Loss before income taxes	(47,255)	(56,823)	(148,195)	(149,300)
Provision for income taxes	(24)	172	(22)	339
Net loss	(47,231)	$(56,995)	$(148,173)	$(149,639)
Less: Net loss attributable to noncontrolling interest	22	92	156	92
Net loss attributable to Alignment Healthcare, Inc.	$(47,209)	$(56,903)	$(148,017)	$(149,547)
Total weighted-average common shares outstanding - basic and diluted	188,328,517	182,540,539	186,214,784	181,212,757
Net loss per share attributable to Alignment Healthcare, Inc. - basic and diluted	$(0.25)	$(0.31)	$(0.79)	$(0.83)

Consolidated Statements of Cash Flows
(in thousands)

	Year Ended December 31,
	2023	2022
Operating Activities:
Net loss	$(148,173)	$(149,639)
Adjustments to reconcile net loss to net cash used in operating activities:
Provision for credit loss	91	150
(Gain) loss on right of use assets	(289)	510
Depreciation and amortization	21,668	17,486
Amortization- debt insurance costs and investment discount	(3,663)	1,850
Amortization of payment-in-kind interest	—	2,943
Loss on disposal of property and equipment	—	101
Equity-based compensation	66,835	81,718
Non-cash lease expense	2,318	2,811
Loss on extinguishment of debt	—	2,196
Changes in operating assets and liabilities:
Accounts receivable	(26,950)	(34,377)
Prepaid expenses and other current assets	(2,863)	(14,356)
Other assets	(142)	(86)
Medical expenses payable	35,264	44,250
Accounts payable and accrued expenses	(6,347)	13,743
Accrued compensation	6,574	3,609
Lease liabilities	(3,510)	(4,214)
Payment-in-kind interest	—	(14,122)
Net cash used in operating activities	(59,187)	(45,427)
Investing Activities:
Purchase of business, net of cash received	—	(4,043)
Purchase of investments	(379,058)	(2,825)
Sale of investments	267,790	2,425
Acquisition of property and equipment	(35,995)	(23,774)
Net cash used in investing activities	(147,263)	(28,217)
Financing Activities:
Repurchase of noncontrolling interest	—	(100)
Contributions from noncontrolling interest holders	105	68
Issuance of long-term debt	—	165,000
Debt issuance costs	—	(5,196)
Repayment of long-term debt	—	(143,179)
Net cash provided by financing activities	105	16,593
Net (decrease) increase in cash	(206,345)	(57,051)
Cash, cash equivalents and restricted cash at beginning of period	411,299	468,350
Cash, cash equivalents and restricted cash at end of period	$204,954	$411,299
Supplemental disclosure of cash flow information:
Cash paid for interest	$19,165	$22,447
Supplemental non-cash investing and financing activities:
Acquisition of property in accounts payable	$59	$47
Purchase of business in accounts payable	$—	$505

The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the consolidated balance sheets to the total above:

	December 31, 2023	December 31, 2022
Cash and cash equivalents	$202,904	$409,549
Restricted cash in other assets	2,050	1,750
Total	$204,954	$411,299

Non-GAAP Financial Measures

Certain of these financial measures are considered “non-GAAP” financial measures within the meaning of Item 10 of Regulation S-K promulgated by the SEC. We believe that non-GAAP financial measures provide an additional way of viewing aspects of our operations that, when viewed with the GAAP results, provide a more complete understanding of our results of operations and the factors and trends affecting our business. These non-GAAP financial measures are also used by our management to evaluate financial results and to plan and forecast future periods. However, non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Non-GAAP financial measures used by us may differ from the non-GAAP measures used by other companies, including our competitors. To supplement our consolidated financial statements presented on a GAAP basis, we disclose the following non-GAAP measures: Medical Benefits Ratio, Adjusted EBITDA and Adjusted Gross Profit as these are performance measures that our management uses to assess our operating performance. Because these measures facilitate internal comparisons of our historical operating performance on a more consistent basis, we use these measures for business planning purposes and in evaluating acquisition opportunities.

Adjusted EBITDA

Adjusted EBITDA is a non-GAAP financial measure that we define as net loss before interest expense, income taxes, depreciation and amortization expense, transaction-related expenses, acquisition expenses, certain litigation costs and settlements, gains or losses on ROU assets, equity-based compensation expense, and loss on extinguishment of debt.

Adjusted EBITDA should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA in lieu of net loss, which is the most directly comparable financial measure calculated in accordance with GAAP.

Our use of the term Adjusted EBITDA may vary from the use of similar terms by other companies in our industry and accordingly may not be comparable to similarly titled measures used by other companies.

Medical Benefits Ratio (MBR)

We calculate our MBR by dividing total medical expenses, excluding depreciation and equity-based compensation, by total revenues in a given period.

Adjusted Gross Profit

Adjusted gross profit is a non-GAAP financial measure that we define as loss from operations before depreciation and amortization, clinical equity-based compensation expense, and selling, general, and administrative expenses.

Adjusted gross profit should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of adjusted gross profit in lieu of loss from operations, which is the most directly comparable financial measure calculated in accordance with GAAP.

Our use of the term adjusted gross profit may vary from the use of similar terms by other companies in our industry and accordingly may not be comparable to similarly titled measures used by other companies.

Investor Contact
Harrison Zhuo
hzhuo@ahcusa.com

Media Contact
Priya Shah
mPR, Inc. for Alignment Health
alignment@mpublicrelations.com